Booz | Allen | Hamilton®

BOOZ ALLEN HAMILTON ANNOUNCES FIRST QUARTER FISCAL 2020 RESULTS

+ Company Delivers Strong First Quarter Execution Against Full-Year Objectives

+ Quarterly Revenue Increase of 10.8 percent over Prior Year Period to $1.8 billion, and Revenue, Excluding Billable Expenses[1] Growth of 8.9 percent

+ Diluted Earnings Per Share and Adjusted Diluted Earnings Per Share[1] of $0.83

+ 16.2 percent Increase in Total Backlog to $19.9 billion; and Book-to-Bill of 1.29x

+ Headcount Increase of 7.4 Percent Over Prior Year, Reaching Highest-Ever Quarter-End Headcount

+ Quarterly Dividend of $0.23 per Share

"We are very pleased to report another excellent quarter at both the top and bottom lines. Our plan for the year was to come out of the gates fast, and the team delivered. Our strong operational and financial performance in the first quarter puts us on the right path for this fiscal year and beyond. We expect to maintain our industry-leading position as we help our clients solve problems, meet tough challenges, modernize, and advance their missions."

—HORACIO ROZANSKI
President and Chief Executive Officer

McLean, Virginia; July 29, 2019 - Booz Allen Hamilton Holding Corporation (NYSE: BAH), the parent company of management and technology consulting and engineering services firm Booz Allen Hamilton Inc., today announced preliminary results for the first quarter of fiscal 2020.

The Company delivered strong first quarter performance against objectives set for the fiscal year, generating substantial revenue growth and strong margins and bottom line performance, improved backlog and book-to-bill and headcount growth. As of June 30, 2019, the firm had 26,384 employees, more than at any quarter-end in its 105-year history.

The Company reported annual revenue growth of 10.8 percent, and an 8.9 percent increase in Revenue, Excluding Billable Expenses[1]. The strong top-line growth contributed to a 12.7 percent increase in Net Income to $117.4 million and 12.0 percent increase in Adjusted EBITDA[1] to a record $199.1 million. Adjusted EBITDA Margin on Revenue[1] was 10.9 percent. Diluted Earnings per Share and Adjusted Diluted EPS[1] for the quarter were each $0.83, up $0.11 or 15.3 percent.

Total backlog increased by 16.2 percent over the prior year period to $19.9 billion and the quarterly book-to-bill ratio was 1.29x. As of June 30, 2019, headcount was 1,826 higher than the prior year, an increase of 7.4 percent, and increased by 315 since the end of the prior quarter.

Net cash provided by operating activities for the first quarter of fiscal 2020 was $51.0 million as compared to $(27.0) million in the prior year period. Free cash flow[1] for the

FINANCIAL SUMMARY

First Quarter ended June 30, 2019 - A summary of Booz Allen's results for the first quarter of fiscal 2020 is below. All comparisons are to the prior year period. A description of key drivers can be found in the Company's Earnings Call Presentation for the first quarter posted on *investors.boozallen.com.*

FIRST QUARTER FY20

(changes are compared to prior year period)

REVENUE:	
$1.83B	**+10.8%**
EX. BILLABLE EXPENSES[1]:	
$1.27B	**+8.9%**
OPERATING INCOME:	
$179.0M	**+10.8%**
ADJ. OPERATING INCOME[1]:	
$179.0M	**+10.8%**
NET INCOME:	
$117.4M	**+12.7%**
ADJUSTED NET INCOME[1]:	
$117.7M	**+12.4%**
EBITDA:	
$199.1M	**+12.0%**
ADJUSTED EBITDA[1]:	
$199.1M	**+12.0%**
DILUTED EPS:	
$0.83	**up from $0.72**
ADJUSTED DILUTED EPS[1]:	
$0.83	**up from $0.72**

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first quarter was $23.6 million, compared with $(47.5) million in the prior year period.

The Company declared a regular quarterly dividend of $0.23 per share, which is payable on August 30, 2019, to stockholders of record on August 14, 2019.

FINANCIAL OUTLOOK

For fiscal 2020, the Company is reaffirming guidance issued May 28, 2019:

+ ***Revenue***: Growth in the 6 to 9 percent range
+ ***Adjusted EBITDA Margin on Revenue***[1]: In the low 10 percent range
+ ***Adjusted Diluted EPS***[1]: $2.90 - $3.05

This Adjusted Diluted EPS[1] estimate is based on fiscal 2020 estimated average diluted shares outstanding in the range of 137 million to 141 million shares, and assumes an effective tax rate in the range of 23 percent to 25 percent.

3 YEAR INVESTMENT THESIS

The Company in May 2019 updated its goals for financial performance through Fiscal Year 2021 related to **ADEPS**[1] **growth** and **Margin**. For the three-year period from Fiscal Year 2018 through Fiscal Year 2021, the Investment Thesis is as follows:



Unique Market Position	=	Strong Financial Returns From FY 18 through FY 21	+	Option Value
*Investments in innovation, talent, and capabilities position us to help clients adopt current and new technologies *First mover advantage enhanced by our ability to combine mission knowledge, consulting heritage and technical depth creating value for critical missions and top priorities		**66% ADEPS Growth** **+** **~2% Dividend Yield** Supported by: 6 - 9% Annual Revenue Growth Low 10% Range Adj. EBITDA Margin ~$1.4B in Capital Deployment		Continued investment in new business lines and solutions that will drive future growth

CONFERENCE CALL INFORMATION

Booz Allen Hamilton will host a conference call at 8 a.m. EDT on Monday, July 29, 2019, to discuss the financial results for its First Quarter of Fiscal Year 2020 (ended June 30, 2019).

Analysts and institutional investors may participate on the call by dialing (877) 375-9141; International: (253) 237-1151, using the passcode 1077128. The conference call will be webcast simultaneously to the public through a link on the investor relations section of the Booz Allen Hamilton web site at investors.boozallen.com. A replay of the conference call will be available online at investors.boozallen.com beginning at 11 a.m. EDT on July 29, 2019, and continuing for 30 days.

1 Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted Net Income, Adjusted EBITDA, Adjusted Diluted EPS, Adjusted EBITDA Margin on Revenue and Free Cash Flow are non-GAAP financial measures. See "Non-GAAP Financial Information" below for additional detail.

ABOUT BOOZ ALLEN HAMILTON

For more than 100 years, military government and business leaders have turned to Booz Allen Hamilton to solve their most complex problems. As a consulting firm with experts in analytics, digital, engineering and cyber, we help organizations transform. We are a key partner on some of the most innovative programs for governments worldwide and trusted by its most sensitive agencies. We work shoulder to shoulder with clients, using a mission-first approach to choose the right strategy and technology to help them realize their vision.

With global headquarters in McLean, Virginia, our firm employs nearly 26,400 people globally, and had revenue of $6.7 billion for the 12 months ended March 31, 2019. To learn more, visit www.boozallen.com. (NYSE: BAH)

CONTACT:

Media Relations- James Fisher: 703-337-7595

Investor Relations- Nicholas Veasey: 703-337-5332

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Unless otherwise specified, all references to "record" results are with respect to the period since Booz Allen's initial public offering.

Unless otherwise specified, all references to headcount refer to the Company's headcount as of June 30, 2019, (which was 26,384) as compared to the Company's headcount as of the end of all prior fiscal quarters. The Company's headcount may have increased or decreased during any particular quarter or subsequent to June 30, 2019.

NON-GAAP FINANCIAL INFORMATION

"Revenue, Excluding Billable Expenses" represents revenue less billable expenses. Booz Allen uses Revenue, Excluding Billable Expenses because it provides management useful information about the Company's operating performance by excluding the impact of costs that are not indicative of the level of productivity of its consulting staff headcount and its overall direct labor, which management believes provides useful information to its investors about its core operations.

"Adjusted Operating Income" represents Operating Income before: transaction costs, fees, losses, and expenses, including fees associated with debt prepayments. Booz Allen prepares Adjusted Operating Income to eliminate the impact of items it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature.

"Adjusted EBITDA" represents net income before income taxes, net interest and other expense and depreciation and amortization before certain other items, including transaction costs, fees, losses, and expenses, including fees associated with debt prepayments. "Adjusted EBITDA Margin on Revenue" is calculated as Adjusted EBITDA divided by revenue. "Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses" is calculated as Adjusted EBITDA divided by Revenue, Excluding Billable Expenses. Booz Allen prepares Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, and Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses to eliminate the impact of items it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature.

"Adjusted Net Income" represents net income before: (i) transaction costs, fees, losses, and expenses, including fees associated with debt prepayments, (ii) amortization or write-off of debt issuance costs and write-off of original issue discount, (iii) release of income tax reserves, and (iv) re-measurement of deferred tax assets and liabilities as a result of the Tax Cuts and Jobs Act (the "2017 Tax Act") in each case net of the tax effect where appropriate calculated using an assumed effective tax rate. Booz Allen prepares Adjusted Net Income to eliminate the impact of items, net of tax, it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non recurring nature or because they result from an event of a similar nature. Booz Allen views net income excluding the impact of the re-measurement of the Company's deferred tax assets and liabilities as a result of the 2017 Tax Act as an important indicator of performance consistent with the manner in which management measures and forecasts the Company's performance and the way in which management is incentivized to perform.

"Adjusted Diluted EPS" represents diluted EPS calculated using Adjusted Net Income as opposed to net income. Additionally, Adjusted Diluted EPS does not contemplate any adjustments to net income as required under the two-class method of calculating EPS as required in accordance with accounting principles generally accepted in the United States, or GAAP.

"Free Cash Flow" represents the net cash generated from operating activities less the impact of purchases of property and equipment.

Booz Allen utilizes and discusses in this release Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue,Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, and Adjusted Diluted EPS because management uses these measures for business planning purposes, including managing its business against internal projected results of operations and measuring its performance. Management views Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, and Adjusted Diluted EPS as measures of the core operating business, which exclude the impact of the items detailed in the supplemental exhibits, as these items are generally not operational in nature.

These supplemental performance measures also provide another basis for comparing period to period results by excluding potential differences caused by non-operational and unusual or non-recurring items.

Management also utilizes Revenue, Excluding Billable Expenses because it provides management useful information about the Company's operating performance by excluding the impact of costs that are not indicative of the level of productivity of its consulting staff headcount and its overall direct labor, which management believes provides useful information to its investors about its core operations. Booz Allen also utilizes and discusses Free Cash Flow in this release because management uses this measure for business planning purposes, measuring the cash generating ability of the operating business and measuring liquidity generally. Booz Allen presents these supplemental measures because it believes that these measures provide investors and securities analysts with important supplemental information with which to evaluate Booz Allen's performance, long term earnings potential, or liquidity, as applicable, and to enable them

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to assess Booz Allen’s performance on the same basis as our inability to predict specific quantifications of the management. These supplemental performance amounts that would be required to reconcile such measurements may vary from and may not be comparable measures. Consequently, any attempt to disclose such to similarly titled measures by other companies in Booz reconciliation would imply a degree of precision that could Allen’s industry. Revenue, Excluding Billable Expenses, be confusing or misleading to investors. Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net FORWARD LOOKING STATEMENTS Income, Adjusted Diluted EPS, and Free Cash Flow are not recognized measurements under GAAP and when Certain statements contained in this press release and in analyzing Booz Allen’s performance or liquidity, as related comments by our management include “forward- applicable, investors should (i) evaluate each adjustment looking statements” within the meaning of the Private in our reconciliation of revenue to Revenue, Excluding Securities Litigation Reform Act of 1995. Examples of Billable Expenses, operating income to Adjusted Operating forward-looking statements include information concerning Income, net income to Adjusted EBITDA, Adjusted EBITDA Booz Allen’s preliminary financial results, financial outlook Margin on Revenue, Adjusted EBITDA Margin on Revenue, and guidance, including forecasted revenue, Diluted EPS, Excluding Billable Expenses, Adjusted Net Income, and and Adjusted Diluted EPS, future quarterly dividends, and Adjusted Diluted Earnings per Share, and net cash future improvements in operating margins, as well as any provided by operating activities to Free Cash Flow, other statement that does not directly relate to any (ii) use Revenue, Excluding Billable Expenses, Adjusted historical or current fact. In some cases, you can identify Operating Income, Adjusted EBITDA, Adjusted EBITDA forward-looking statements by terminology such as “may,” Margin on Revenue, Adjusted EBITDA Margin on Revenue, “will,” “could,” “should,” “forecasts,” “expects,” “intends,” Excluding Billable Expenses, Adjusted Net Income, and “plans,” “anticipates,” “projects,” “outlook,” “believes,” Adjusted Diluted EPS in addition to, and not as an “estimates,” “predicts,” “potential,” “continue,” alternative to revenue, operating income, net income “preliminary,” or the negative of these terms or other or diluted EPS as measures of operating results, each comparable terminology. Although we believe that the as defined under GAAP, and (iii) use Free Cash Flow, in expectations reflected in the forward-looking statements addition to, and not as an alternative to, net cash are reasonable, we can give you no assurance these provided by operating activities as a measure of liquidity, expectations will prove to have been correct. each as defined under GAAP. Exhibit 4 includes a reconciliation of Revenue, Excluding Billable Expenses, These forward-looking statements relate to future events Adjusted Operating Income, Adjusted EBITDA, Adjusted or our future financial performance and involve known EBITDA Margin on Revenue, Adjusted EBITDA Margin on and unknown risks, uncertainties and other factors that may Revenue, Excluding Billable Expenses, Adjusted Net cause our actual results, levels of activity, performance or Income, Adjusted Diluted EPS, and Free Cash Flow to the achievements to differ materially from any future results, most directly comparable financial measure calculated levels of activity, performance or achievements expressed or and presented in accordance with GAAP. implied by these forward-looking statements. With respect to our expectations under “Financial These risks and other factors include: efforts by Congress Outlook” above, a reconciliation of Adjusted Diluted EPS and other U.S. government bodies to reduce U.S. guidance to the closest corresponding GAAP measure is government spending and address budgetary constraints, not available without unreasonable efforts on a forward- including automatic sequestration required by the Budget looking basis due to our inability to predict our stock Control Act of 2011 (as subsequently amended) and the U.S. price, equity grants and dividend declarations during the deficit, as well as associated uncertainty around the timing, course of fiscal 2020. Projecting future stock price, equity extent, nature, and effect of such efforts; delayed funding of grants and dividends to be declared would be necessary our contracts due to uncertainty relating to funding of the to accurately calculate the difference between Adjusted U.S. government and a possible failure of Congressional Diluted EPS and GAAP EPS as a result of the effects of the efforts to approve such funding and to craft a long-term two-class method and related possible dilution used in the agreement on the U.S. government’s ability to incur calculation of EPS. Consequently, any attempt to disclose indebtedness in excess of its current limits, or changes in such reconciliation would imply a degree of precision that the pattern or timing of government funding and spending could be confusing or misleading to investors. We expect (including those resulting from or related the variability of the above charges to have an to cuts associated with sequestration); any issue that unpredictable, and potentially significant, impact on our compromises our relationships with the U.S. government or future GAAP financial results. damages our professional reputation, including negative publicity concerning government contractors In addition, management may discuss its expectation for in general or us in particular; changes in U.S. government EBITDA margin for fiscal year 2020 from time to time. A spending, including a continuation of efforts by the U.S. reconciliation of EBITDA margin guidance to the closest government to decrease spending for management support corresponding GAAP measure is not available without service contracts, and mission priorities that shift unreasonable efforts on a forward-looking basis due to expenditures away from agencies or programs that we 4 support; U.S. government shutdowns as a result of the address client needs, grow our business or respond to failure by elected officials to fund the government; the market developments; risks associated with increased size of our addressable markets and the amount of U.S. competition, new relationships, clients, capabilities, and government spending on private contractors; failure to service offerings in our U.S. and international businesses; comply with numerous laws and regulations, including, failure to comply with special U.S. government laws and but not limited to, the Federal Acquisition Regulation regulations relating to our international operations; risks (“FAR”), the False Claims Act, the Defense Federal related to our indebtedness and credit facilities which Acquisition Regulation Supplement and FAR Cost contain financial and operating covenants; the adoption Accounting Standards and Cost Principles; our ability to by the U.S. government of new laws, rules, and compete effectively in the competitive bidding process regulations, such as those relating to organizational and delays or losses of contract awards caused by conflicts of interest issues or limits; risks related to competitors’ protests of major contract awards received completed and future acquisitions, including our ability to by us; the loss of General Services Administration Multiple realize the expected benefits from such acquisitions; an Award schedule contracts, or GSA schedules, or our inability to utilize existing or future tax benefits for any position as prime contractor on government-wide reason, including as a result of a change in laws or acquisition contract vehicles, or GWACs; changes in the regulations; variable purchasing patterns under U.S. mix of our contracts and our ability to accurately estimate government GSA schedules, blanket purchase agreements or otherwise recover expenses, time, and resources for and indefinite delivery, indefinite quantity, or IDIQ, our contracts; continued efforts to change how the U.S. contracts; and the impact of changes in accounting rules government reimburses compensation related costs and and regulations, or interpretations thereof, that may other expenses or otherwise limit such reimbursements affect the way we recognize and report our financial and an increased risk of compensation being deemed results, including changes in accounting rules governing unallowable or payments being withheld as a result of recognition of revenue. Additional information concerning U.S. government audit, review, or investigation; our ability these and other factors can be found in our filings with the to realize the full value of and replenish our backlog, Securities and Exchange Commission (SEC), including our generate revenue under certain of our contracts and the Annual Report on Form 10-K, filed with the SEC on May 28, timing of our receipt of revenue under contracts included 2019. All forward-looking statements attributable to us or in backlog; changes in estimates used in recognizing persons acting on our behalf are expressly qualified in revenue; an inability to attract, train, or retain employees their entirety by the foregoing cautionary statements. with the requisite skills and experience; an inability to All such statements speak only as of the date made and, timely hire, assimilate and effectively utilize our except as required by law, we undertake no obligation to employees, ensure that employees obtain and maintain update or revise publicly any forward-looking statements, necessary security clearances and/or effectively manage whether as a result of new information, future events or our cost structure; the loss of members of senior otherwise. management or failure to develop new leaders; misconduct or other improper activities from our employees or subcontractors, including the improper use or release of our clients’ sensitive or classified information; increased insourcing by various U.S. government agencies due to changes in the definition of “inherently governmental” work, including proposals to limit contractor access to sensitive or classified information and work assignments; increased competition from other companies in our industry; failure to maintain strong relationships with other contractors or the failure of contractors with which we have entered into a sub- or prime- contractor relationship to meet their obligations to us or our clients; inherent uncertainties and potential adverse developments in legal or regulatory proceedings, including litigation, audits, reviews, and investigations, which may result in materially adverse judgments, settlements, withheld payments, penalties, or other unfavorable outcomes including debarment, as well as disputes over the availability of insurance or indemnification; internal system or service failures and security breaches, including, but not limited to, those resulting from external or internal cyber attacks on our network and internal systems; risks related to the potential implementation and operation of new financial management systems; risks inherent in the government contracting environment; risks related to changes to our operating structure, capabilities, or strategy intended to 5 5

Exhibit 1 Booz Allen Hamilton Holding Corporation Condensed Consolidated Statements of Operations   Three Months Ended June 30, (Amounts in thousands, except per share data) 2019 2018 (Unaudited) Revenue $ 1,825,176 $ 1,646,848 Operating costs and expenses: Cost of revenue 840,654 785,812 Billable expenses 551,175 477,435 General and administrative expenses 234,280 205,836 Depreciation and amortization 20,021 16,153 Total operating costs and expenses 1,646,130 1,485,236 Operating income 179,046 161,612 Interest expense (25,187) (23,074) Other income (expense), net 1,971 (1,171) Income before income taxes 155,830 137,367 Income tax expense 38,444 33,163 Net income $ 117,386 $ 104,204 Earnings per common share: Basic $ 0.83 $ 0.72 Diluted $ 0.83 $ 0.72 6 6

Exhibit 2 Booz Allen Hamilton Holding Corporation Condensed Consolidated Balance Sheets   June 30, March 31, (Amounts in thousands, except share and per share data) 2019 2019 (Unaudited) Assets Current assets: Cash and cash equivalents $ 649,100 $ 283,990 Accounts receivable, net of allowance 1,407,716 1,330,364 Prepaid expenses and other current assets 59,583 84,986 Total current assets 2,116,399 1,699,340 Property and equipment, net of accumulated depreciation 177,837 172,453 Operating lease right-of-use assets 257,310 — Intangible assets, net of accumulated amortization 291,629 287,051 Goodwill 1,581,160 1,581,160 Other long-term assets 89,315 91,837 Total assets $ 4,513,650 $ 3,831,841 Liabilities and stockholders' equity Current liabilities: Current portion of long-term debt $77,924 $57,924 Accounts payable and other accrued expenses 674,508 664,948 Accrued compensation and benefits 251,093 325,553 Operating lease liabilities 29,789 — Other current liabilities 178,200 130,814 Total current liabilities 1,211,514 1,179,239 Long-term debt, net of current portion 2,063,321 1,701,837 Operating lease liabilities, net of current portion 287,979 — Other long-term liabilities 202,013 275,399 Total liabilities 3,764,827 3,156,475 Stockholders’ equity: Common stock, Class A — $0.01 par value — authorized, 600,000,000 shares; issued, 160,244,219 shares at June 30, 2019 and 159,924,825 shares at March 31, 2019; outstanding, 140,218,119 shares at June 30, 2019 and 140,027,853 shares at March 31, 2019 1,602 1,599 Treasury stock, at cost — 20,026,100 shares at June 30, 2019 and 19,896,972 shares at March 31, 2019 (719,736) (711,450) Additional paid-in capital 413,293 401,596 Retained earnings 1,079,785 994,811 Accumulated other comprehensive loss (26,121) (11,190) Total stockholders’ equity 748,823 675,366 Total liabilities and stockholders’ equity $ 4,513,650 $ 3,831,841 7 7

Exhibit 3 Booz Allen Hamilton Holding Corporation Condensed Consolidated Statements of Cash Flows   Three Months Ended June 30, (Amounts in thousands) 2019 2018 (Unaudited) Cash flows from operating activities Net income $ 117,386 $ 104,204 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 20,021 16,153 Noncash lease expense 13,970 — Stock-based compensation expense 6,444 6,115 Amortization of debt issuance costs 1,219 1,360 Losses on dispositions 23 401 Changes in assets and liabilities: Accounts receivable, net of allowance (77,352) (141,516) Deferred income taxes and income taxes receivable / payable 42,342 20,781 Prepaid expenses and other current assets (15,540) (15,320) Other long-term assets 623 (1,703) Accrued compensation and benefits (70,845) (38,144) Accounts payable and other accrued expenses 29,129 28,322 Accrued interest (2,361) (2,613) Other current liabilities (964) (4,967) Operating lease liabilities (15,232) — Other long-term liabilities 2,120 (110) Net cash provided by (used in) operating activities 50,983 (27,037) Cash flows from investing activities Purchases of property, equipment, and software (27,336) (20,465) Payments for businesses acquisitions, net of cash acquired — (20) Net cash used in investing activities (27,336) (20,485) Cash flows from financing activities Proceeds from issuance of common stock 3,378 2,585 Stock option exercises 2,155 5,265 Repurchases of common stock (12,178) (53,845) Cash dividends paid (32,412) (27,442) Dividend equivalents paid to option holders — (267) Repayment of debt (19,480) (75,775) Proceeds from debt issuance 400,000 60,000 Payment on contingent liabilities from acquisition — (234) Net cash provided by (used in) financing activities 341,463 (89,713) Net increase (decrease) in cash and cash equivalents 365,110 (137,235) Cash and cash equivalents — beginning of period 283,990 286,958 Cash and cash equivalents — end of period $ 649,100 $ 149,723 Supplemental disclosures of cash flow information Net cash paid (refund) during the period for: Interest $ 26,726 $ 23,938 Income taxes $ (4,238) $ 11,475 Supplemental disclosures of non-cash investing and financing activities Share repurchases transacted but not settled and paid $ 2,423 $ 3,365 Noncash financing activities $ 2,682 $ 3,216 8 8

Exhibit 4 Booz Allen Hamilton Holding Corporation Non-GAAP Financial Information   Three Months Ended June 30, (In thousands, except share and per share data) 2019 2018 (Unaudited) Revenue, Excluding Billable Expenses Revenue $ 1,825,176 $ 1,646,848 Billable expenses 551,175 477,435 Revenue, Excluding Billable Expenses $ 1,274,001 $ 1,169,413 Adjusted Operating Income Operating Income $ 179,046 $ 161,612 Adjusted Operating Income $ 179,046 $ 161,612 EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue & Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses Net income $ 117,386 $ 104,204 Income tax expense 38,444 33,163 Interest and other, net (a) 23,216 24,245 Depreciation and amortization 20,021 16,153 EBITDA $ 199,067 $ 177,765 Adjusted EBITDA $ 199,067 $ 177,765 Adjusted EBITDA Margin on Revenue 10.9% 10.8% Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses 15.6% 15.2% Adjusted Net Income Net income $ 117,386 $ 104,204 Amortization or write-off of debt issuance costs and write-off of original issue discount 457 663 Adjustments for tax effect (b) (119) (172) Adjusted Net Income $ 117,724 $ 104,695 Adjusted Diluted Earnings Per Share Weighted-average number of diluted shares outstanding 141,129,301 144,693,573 Adjusted Net Income Per Diluted Share (c) $ 0.83 $ 0.72 Free Cash Flow Net cash provided by (used in) operating activities $ 50,983 $ (27,037) Less: Purchases of property and equipment (27,336) (20,465) Free Cash Flow $ 23,647 $ (47,502) (a) Reflects the combination of Interest expense and Other income (expense), net from the condensed consolidated statement of operations. (b) Reflects the tax effect of adjustments at an assumed effective tax rate of 26%, which approximates the blended federal and state tax rates and consistently excludes the impact of other tax credits and incentive benefits realized. (c) Excludes an adjustment of approximately $0.6 million of net earnings for the three months ended June 30, 2019 and 2018, respectively, associated with the application of the two-class method for computing diluted earnings per share. 9 9

Exhibit 5 Booz Allen Hamilton Holding Corporation Operating Data   As of June 30, (Amounts in millions) 2019 2018 Backlog Funded $ 3,195 $ 2,810 Unfunded 4,351 4,140 Priced Options 12,309 10,132 Total Backlog $ 19,855 $ 17,082 Three Months Ended June 30, 2019 2018 Book-to-Bill * 1.29 1.64 * Book-to-bill is calculated as the change in total backlog during the relevant fiscal period plus the relevant fiscal period revenue, all divided by the relevant fiscal period revenue. As of June 30, 2019 2018 Headcount Total Headcount 26,384 24,558 Consulting Staff Headcount 23,603 22,052 Three Months Ended June 30, 2019 2018 Percentage of Total Revenue by Contract Type Cost-Reimbursable 56% 52% Time-and-Materials 23% 25% Fixed-Price 21% 23% Three Months Ended June 30, 2019 2018 Days Sales Outstanding ** 73 74 ** Calculated as total accounts receivable divided by revenue per day during the relevant fiscal quarter. 101 0